Bison Commercial Leasing Corp.
~560 Broadhóllow Road - Suite 201			Lease No.
MeFvillw, NY 11747

EQUIPMENT LEASE AGREEMENT
Lessee Spirits Management, Inc.
Full Legal Name - Include DBA if Applicable

Billing Address		City	State	ZIp
780 New York Avenue - Suite A		Huntington	NY	11743

SUPPLIER (Name and Address)	Quantity	Full Description of Equipment~ Including.Make, Model and Serial Number

Please See Attached Schedule A

Term (From Equipment Frequency of Payments		Initial Payment
Acceptance)		Rent (plus ( to accompany lease) $ 2189.69		Total Cost $ -Residual

~ Monthly		tax)		Value~Q~
MonthsfiQ		~First$ l.144.84 0 Deposit $_ ~Last$ 1.144.840
~
DOther_		Other$ -
~		$ I.052.73
~

Equipment Location: (if differs from
Lessee billing address) .	~

Lessor will lease to Lessee and Lessee will lease from Lessor the above-described personal property (collectively and including replacements the "Equipment" and individually an"1tem'~ wider the terms of this equipment lease agreement ("lease") which are act forth here and onpage 2 of this lease.

I. LESSEE'S OBUGATIONS. Lessee's obligations as to an Item (other than as set foith niparagraph 2) conmience when Lessor has any right or obligation as to the Item and cud when the Item is returned to Lessor in accordance with paregrapb9 except as otherwise provided.

2. PAYMENTS. The rent shown above is based on the Total Cost. Actual rent will be calculated lathe proportion that the actual coat paid by Lessor for the Equipment bears to the Total Cost

Applicable sales and use taxes will be added to the rent. If this transaction is not consummated, any initial rent payment may be retained by Lessor as partial compensation for Lessor's costs and mpenses incurred. Any excess or deficiency between the initial rentpayment and the rentpaymentaa finally determined wiU be payable with orcredltcd to the second rent payment. The second rent payment will be due on the 1st day of the month, or other period set forth above~ following Lessee's execution of the Certificate of Acceptance for the Equipment if execution occurs on or before the 15th of the month and otherwise on the 15th of the following month, orotherperiod set tbrthabove. Subsequent rent wilibe due on the same day of each period set forth above, thereafter during the term, whether or not an invoice is rendered or received. Other amounts due hereunder are payable upon Lessee's receipt of an invoice theieflr. LesseewlllpayLessoraniountS due under this lease at Lessor's address shown above oras Lessor mayotherwise noti~' Lessee. Amounts to be applied to the last rent payment(s~w1l1 be applied ininverse order until exbaustedprovided there has been no dthult under tire lease. If there isa dethult, payments may be applied to Lessee's obligations as Lessor chooses.

3. LESSORTERMINATION. If the Certificate of Acceptance has not been executed and delivered to Lessor, Lessor may temnminate this Lease ouno(lce to Lessee. in which case Lessee will assume all obligations and duties with respect to the Equipment, (a) subsequent to 60 days from the Lease date, (b)upoii a material adverse change in Lessee's financial condition, (c) ifthc Equipment's actual cost would exceed the Total Cost or(d) if the lease is in default

4. SOF1'WARE~ If any of the Equipment includes computer software, Lessor will only finance Lessee's coat to purchase or license the software. Lessor will not be apartyto any related license agreement. In all other respects the software will be treated as aniteni.

5. DELIVERY; ACCEPTANCE. Lessee will either (a) execute and deliver the Certificate of Acceptance or(b) give Lessor notice specit'jingaayptuperobiectionto any Item within 14 days of completion of Equipment delivery. If the certificate of Acceptance is not furnished within this period, Lessor may terminate the lease as contemplated inparagraph3. Upon direction by Lessor, Lessee will pay directly to the appropriate party any invoice applicable to an Item which maybe furnished Lessor subsequent to the acceptance of the Equipment.

6. LOCATION; INSPECTION; USE. Lessee will keep, orpennanently garage and not remove from such location for more than 30 days or from the United States fur anyperiod, each Item in

Lessee's possession and control at the Equipment Location or such other location to which Lessor may correent in writing. Upon request, Lessee will advise Lessor as to the exact location of an Item. Lessor may inspect an Item during normal business hours, and Lessee will ensure Lessor's access %rsuchpurpose. Each Item will be operated carefWly and properly in compliance with all applicable governmental, insurance and manufacturer's warranty requirements and all manufacturer's instructions.

7. MAiNTENANCE; ALTERATIONS. Lessee will maintain each kern ingoodcondltion and zepairand as'specifled in such requirements. Lessee will cause each item of a type generally covered byaservice contract to be covered under a contract providing sufficient coverage issued bya competentservicirigendty. Lessee will not make any alterations or additions to an Item which detract from its economic value or functional utility except as stated in the second preceding sentence. Alterationsoradditiours not readily removable ormade to comply with governmental requirements will be deemed accessions and will be returned to Lessor with the Item.

8. LOSS AND DAMAGE; STIPULATED VALUE Lessee will bearall risk of loss, theft, destruction or requisition of or damage to an Item ("Casualty Occurrence'). Lessee will give Lessor prompt notice of a Casualty Occurrence and will then repair the Item, provided, if Lessor decides the Item is lost, stolen, destroyed or damaged beyond repair or is requisitioned or suffers a coirstnrctive loss under an insurancepolicy carried hereunder, Lessee will pay Lessor the "Stipulated Value" equal to (a) anyamounts due Lessor from Lessee at the time of the payment, (b)the remaining rents as to the Item with each discounted to present value at 5% per annum from the date due to tire date of payment and (c) the percentage of the actual cost to Lessor of the Item indicated wider "Residual Value" above similarly discounted, Upon such payment this lease will terminate as to the Item, with Lessee becoming entitled to Lessor's interest therein AS-IS, WHERE-IS without any warranty.

9. SURRENDER. Upon the c,q,iration or earlier termination of this lease. Lessee will promptly return each Item, properly packed and ted with freight prepaid, to Lessor ata location Lessor specifics in the samc~condition and repair as at the commencement of the term hereof reasonable wear and tear excepted; provided that at Lessor's request, Lessee will store an Itemibr up to 90 days after lease e,q,fratioe. During the storage periodLessee will remain liable for all Lessee's leaseobligations as toihe Item except that no rent will be due. Lessee has no right to retain a Unit after lease expiration or the end of the storage period and Lessee will be liable for naddionalrentforeachperiOdorportionofaperiod the Item ii retained thereafter in addition to any other amounts contemplated herein. 10. TffLING REGISTRATION. Except as Lessor may e~ct titling or registration, each Item subjectto title registration laws will at all times be titled and/or registered by Lessee on behalf of Lessor in such a mamier and jurisdiction as Lessor directs. Lessee willpromnptly notify Lessor of any necessary or advisable retitling and/orre-registration of an Item inadi~rent jurisdiction. 11. TAXES. Lessee will pay as directed by Lessor or reimburse Lessor fbr all taxes and other govcnuuental assessments (exclusive of faderal and state taxes based on Lessor's net incomne)relativoto the Equipment or this lease. Returns in connection with such obligations will, at Lessor's option, be prepared and filed by Lessoror by Lessee as Lessor directs. 12. INSURANCE. Lessee will maintain (a) all risk insurance on the Equipment for not less than its full replacement value nsnung Lessor as Loss Payee and (b) combined public liability and property damage insurance with a single limit of not less than $500,000 per occurrence, or such other amount as Lessormay require on notice to Lessee. naming Leasoras an Additional Insured. This insurance must be in a form and with companies approved by Lessor, must name Lessee as a Named Insured, must provide at least ten (10) days advance written notice to Lessor of change or cancellation, must provide breach ofwarrantyprotectiorr, where relevant, and mustpr~ovids that the coverage is "primary". Insurance proceeds, at Lessor's option, will be appliedto (a) the repair of applicable Items, (b) payment of the Stipulated Value and/or (c) payment of other obligations to Lessor. Any excess will belong to Lessee. Lessee appoints Lessor as Lessee's attorney-in-fact to do all things necessary or advisable to secure payments under any policy contemplated berebyonacoountofaCasualtyOccurzence. Lessee will cause Lessor to receive evidence reasonably requested by Lessorof the coverage required above.

IthliaQ?f)~(3

EQUIPMENT LEASE AGREEMENT - PAGE 2
13.	LESSOR'S FAYMENT. If Lessee fails to perform any lease obligation, Leasornmayperfbim the obligation, and Lessee will reimburse Lessor's related costs.

14.	~NDEMN~1Y. Lessee will indemnii~,, defand and hold harmless Lessoragainst any liabilities, losses, claims, actions and expenses, h~hidhmg court costs and legal expenses, incurTed by

Lessor relating to this lease or the Equipment, including claims of latent or other defacts, strict liability claims (whether in either case relating to an event within the lease term) and claims ftmrpatent, tradeniarkor copyright infringement. Eachparty will give the other notice of any covered event promptly after learning thereof

15. DEFAULT. This lease will be in default if(s) Lessee fails to pay any amount hereunder when due; (b)Lessee failato perform any other obligation hereunder or under any other agreement between Lessor and Lessee; (c) Lessee dies oris declared legally incompetent, if an individuak (d) a petition is filed by or against Lessee under the Ba*uptcy Act orunder any other law providing relief for debtors; (e) Lessee makes an assignment for the benefit of creditors, areceiver or trustee is appointed for Leases, a proceeding contemplating winding up of Lessee's affairs is instituted, Lessee ceases business a~irs or Lessee makes an abnormal trensferofa materislportion of Lessee's aasels (f) an event described in(c)~ (d) or (e) occurs as to a guarantor of Lessee's obligations hereunder; or(g) there is a material misrepresentation to Lessor by Lessee ora guarantor in connection with this Lease.

16. REMEDIES. If the Lease is in default, Lessor may, at its option, do any one or more of the following: (a)use self-help and other lawflrl remedies to take possession of any Items; (b)sell or otherwise dispose of any Items ins mannerwlmich is commercially reasonable; (c) terminate this lease as to any Items on notice to Lessee; (d) recover from Lessee all amounts thendue and owing hereunder, plus as reasonable liquidated deme~. at Lessor's election (1) the Stipulated Value of the Equipment, upon the payment of which Lessee will become entitled to Lessor's interestin the Equipment AS-IS, WHERE-IS without any warranty whatsoever; (ii) If Lessor has sold an Item, the df~rence between the Stipulated Value of the Item arid the net sales price (net of all Lessor's costs and expenses of sale) or (iii) if Lessor has not sold an Item (and has not exercised the remedy in clause (i)), the amount set by law using an eight (8%) discount rate or(e) utilize any other remedy available to Lessoratlaw cm equity.

     All remedies are cumulative and may be exercised concurrently or separately from thee to time. Lessee will also pay Lessor all costs and expenses not o~et against the proceeds of sale of any Equipment incurred by Lessor in enforcing the lease, including those incurred bynsing Lessor's salaried employees and those prior to filing of an action or in connection witha dismnissedsctiorL Any waiver by Lessor ofapmvision of this lease must be in writing and forbearance by Lessor will not constitute a waiver. Post-default amounts will bear interest of 18% per annum orat such lesser default rate as set by law until paid. 17. ASSIGNMENT. Without the prior written consent of Lessor, Lessee will not sublet, transfer an interest in or allow a lien against any Item ortransfer an interest in or allow a lien against this lease except a lien inan Item or this lease created by Lessor. Lessee's interest is not assigeableby operation of law. All Lessor's rights under this lease and to the Equipmentntaybedisposed of without notice to Lessen, but subject to the rights of Lessee hereunder. Lessee will ackeowledge receipt ofanynotice of assignment in writing andwill pay any assigned amounts as directed in the notice. If Lessor assigns this lease or any interest herein, Lessee will not assert against the assignee any claim or defense it may have against Lessor, and Lessee will pursue any rights on account thereof solely against Lessorpersonally, including if lessor rejects the lease in abanbuplcypmceeding or Lessor interferes with Lessee's quiet eqjoyment Of any Equipment. No assignee will be obligated toperlbrm any obligation of Lessor under this lease unless assumed by the assignee. Subject to the foregoing this lease is for the benefit o~ and binds. the heirs, legatees, personal representatives. successors and assigns of the parties.

     18. OWNERSHIP. PERSONAL PROPERTY. This isa lease, sad Lessee's rights to the Equipment are those solely of a lessee notwithstanding say trade-in or dowupsymeut Lessee may make. Lessee will mark the Equipment or Equipment Location at Lessor's request to indicate Lessor's ownership of the Equipment Each Item will remain personalty despite attachment to realty. Lessee will obtain and deliver to Lessor, upon Lessor's request, real property waivers in form satisfactory to Lessor from all persons clahningan interest in the real propertyonwhich an Item Is omit to be located. 19. ADD~ONAL DOCUMENTS. Lessee will obtain and deliver to Lessor such documents as Lessorrequests to protect its interest in this lease and the Equipment, including precautionary financing tet~~rw,mu and fixture filings, both of which Lessee hereby alternatively authorizes Lessor to slgnonLessee'sbehalf Lessee will reimburse Lessor firm all Lessor's search, filing and appraisal fees and other costs paid third parties in connection with this lease. Lessee will furnish Lessor such fln~ie1 date or information relative to this lease or the Equipinentas Lessor may flora time to time reasonably request If this lease is found to baa financing Lessee will be decreed to have granted Lessors security interest in thó Equipment. 20. LATE PAYMENT. If Lessee fails to pay ananioünthereunderwithin 10 days of when due, Lessee will pay Lesao~(a)a 5% late charge, (b) amounts Lessorpays others in connection with collection of the arñount and (C) Lessor's standard returned check charge, if relevant. 21. DEPOSIT. Any deposit Lessee furnishes in connection with this lease will not bear interest and may be applied by Lessor to any obligations of Lessee to Lessomwhich are in default When Lessee has satisfied all Lessee's obligations hereunder, Lessor will return any semeining balance of the deposit to Lessee. 22. GENERAL This lease contains the entire agreement between Lessor and Lessee concerning the lease of theEquipmnent and maybe amended only byawrit*en agreement signed by the party to be charged. Notices hereunder must be in writing and mailed with appropriate U.S. First Class Mail postage piepaid to the party involved at Its respective address set forth above oratsuch other addresses such party mayprovide the other on notice. Notices to Lessee will be e~ctive upondeposit and to Lessor upon receipt Eachpartywlll promptly notify the other of any change in address. The singular

23. GOVERNING LAW; VENUE. THIS LEASE WILL BE GOVERNED BY THE INTERNAL LAWS OF CALIFORNIA. VENUE FOR ANY RELATED ACTION WILL BE INAN

APPROPRIATE COURT 114 CONTRA COSTA COUNTY, CALIFORNIA SELECTED BY LESSOR TO WHICH LESSEE CONSENTS OR IN ANOThER COURT LESSOR SELECTS HAVING

JURISDICTION OVER TIlE PARTIES.

24. NET LEASE. NO OFFSET. THIS IS ANET LEASE TERMINABLE BY LESSOR ONLY AS EXPRESSLY PROVIDED HEREIN AND NOT TERIIINABLE BY LESSEE FOR ANY REASON INCLUDING THE FAILURE OF THE EQUIPMENT TO OPERATE PROPERLY. LESSEE'S OBLIGATION TO MAKE ALL PAYMENTS UNDER THIS LEASE IS

ABSOLIJ1'E AND

UNCONDITIONAL AND WILL NOT BE SUBJECT TO ANY ABATEMENT, COUNTERCLAIM. RECOUPMENT, OFFSET OR DEFENSE LESSEE'S OBLIGATIONS UNDER THIS LEASE.

SURVIVE THE EXPIRATION OR EARLIER TERMINATION OP THE LEASE

25.	NO AGENCY. LESSEE ACKNOWLEDGES THATNEITHER THE SUPPLIER NOR ANY FINANCIAL INTERMEDIARYNOR ANY AGENT OP EITHER IS AN AGENT OF LESSOR,

THAT NONE OP SUCH PARTIES IS ATJ~HORJZED TO WAIVE OR ALTER ANY TERM OR CONDiTION OF THIS LEASE AND THATNO REPRESENTATION AS TO THE EQUIPMENT

ORAllY OTHER MATI'ER BY ANY SUCH PARTY IS BINDING UPON LESSOR.

26.	DISCLAIMER OF WARRANTIES. LESSEE ACKNOWLEDGES THAT THE EQUIPMENT AND THE SUPPLIER HAVE BEEN SELECTED BY LESSEE, THAT LESSOR MAKES NO

WARRANTY AS TO LESSOR'S TITLE, THAT LESSEE LEASES THE EQUIPMENT "AS-IS" AND THUS THAT LESSOR SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTY AS TO

THE EQUIPMENT. WAN ITEM DOES NOTFUNCFION PROPERLY, LESSEE WILL MAKE ANY RESULTANT CLAIMS AGAINST THE SUPPLIER ORMANIJFACTURER.

27.	FINANCE LEASE, DIVISION 10 AND SIMILAR RIGHTS WAiVER. LESSEE AGREES THAT THIS LEASE WILL BE TREATED AS A"FINANCE LEASE" WITHIN DIVISION 10

OF THE CALIFORNiA COMMERCIAL CODE ("DIVISION 10"). THUS LESSEE WILL BE ENTITLED TO THE PROMISES AND WARRANTIES LESSOR RECEIVES UNDER EACH

CONTRACT EVIDENCING LESSOR'S PURCHASE OF THE EQUIPMENT, iNCLUDING ANY MANUFACTIJRER OR THIRD-PARTY WARRANTIES. LESSEE ACKNOWLEDGES THAT

LESSOR HAS ADViSED LESSEE TO CONTACT THE EQUIPMENT SUPPLIER PORA DESCRIPTION OF THOSE PROMISES AND WARRANTIES, INCLUDING ANY RELATED

DISCLAIMERS OR LIMiTATIONS, INCLUDING OF REMEDIES. CONSISTENT W1TH LESSEE'S ASSUMPTION OF AlL EQUIPMENT RELATED RISKS AND THE TREAThIENT OF

THIS LEASE AS A "FINANCE LEASE," LESSEE WAIVES ANY RIGHTS, DEFENSES AND CLAIMS AGAINST LESSOR WHICH RElATE TO THE EQUIPMENT ARISING UNDER

DIVISIONIO OR OTHER APPLICABLE LAW.

LESSEE'S INITIALS HERE(S)

includes the phiral and the word"Lessor" includes all assignees of Lessor. The liability of co-lessees isjoint and several. Paragraph titles are not an aid in interpretation.

By execution hereof Lessee requests Lessor to order the Equipment from the Supplier and to lease the Equipment to Lessee hereunder. Execution hereof by a duly authorized o~cerofLcssori,vttne1~i Lessor's acceptance of such o~r. Lessee authorizes Lessor to insert identification data as to the Equipment above. Lessee warrants that Lessee will use the Equipment solely for commercial or business purposes. Lessee recognizes that Lessor will check Lessee's credit references and history and advise others as to Lessor's experience with Lessee arid consents thereto. Lessee certifies andwarrants that the financial data and other information which Lessee has submitted orwill submit to Lessor is orwill be arnie and complete statementofthe matters covered.

Lessor and Lessee have executed this lease as of ~e)
Lessor: Bison Commercial Leasing Corn.
Spirits Management, Inc.

		PRINT LEGAL N	OF SSEE ABOVE
By~) 1j~l~
			e	Z
~4~
1Y
President
Title	any M.	tein		Title
By

Title

EQUiPMENT SCHEDULE 51A"

LEASED

This Equipment Schedule A is to be attached to and become part of that Schedule of Leased Equipment dated ______________

___________________________________________ ______________ by and between the undersigned and

QTY DESCRIPTION MODEL NO. SERIAL NO. BISON CO~IMERCLAL

Vendor: LEASING CORP. ~euor).

ThiC Equipment Schedule "A is hereby verified as correot by the undersigned Lessee, who atiknowledges receipt of a copy.

Lessee: SPIRITS MANAGEMENT, INC.
Signature~~) b?J (I~L~/		/~_L	('1')
BARRY M. BROOKSTEIN
Title:	PRESIDENT

Title

Bison commercial Leasing Coip. 560 Broadliollow road - Suite 201 Melville, NY 11747
L
e
a
è	CERTIFICATE OF ACCEPTANCE
e

N

o	NSTRUCTIONS
.

1. SIGN, DATE AND MAIL THIS CERTIFICATE TO LESSOR AT LESSOR'S ADDRESS SET FORTH ABOVE WHEN ALL THE EQUIPMENT HAS BEEN DELIVERED AND IS ACCEPTABLE.

2.	DO NOT SIGN UNLESS ALL ITEMS ARE ACCEPI ABLE.

3.	IF ANY ITEMS ARE UNACCEPTABLE, PROMPTLY NOTIFY LESSOR AT SUCH ADDRESS OF THE SPECIFICS.

LESSEE ACKNOWLEDGES RECEIPT OF ALL OF THE EQUIPMENT AND ITS ACCEPTANCE FOR PURPOSES OF THE

LEASE.

LESSEE ACKNOWLEDGES THAT THE RENT FOR THE EQUIPMENT WILL BE BASED ON THE EQUIPMENTS ACTUAL COST.

LESSEE UNDERSTANDS THAT (1) BASED HEREON LESSOR WILL PAY FOR THE EQUIPMENT, (ii) EQUIPMENT ACCEPTANCE STARTS LESSEE'S IRREVOCABLE OBLICATIONS UNDER THE LEASE, (iii) LESSOR HAS MADE NO

EXPRESS, AND HAS DISCLAIMED ANY IMPLiED, EQUIPMENT WARRANTIES AND (iv) LESSEE'S OBLIGATIONS

     WILL NOT BE AFFECTED BY EQUIPMENT OR OTHER PROBLEMS. Date

B~ President BariyI~f~rookstein Title

Quantity Description of Leased Equipment See Attached Schedule A

Spirits Management, Inc. PRINT LE AL NAME OF LESSEE ABOVE

Title

560 Broidhollow Road - Suite 201 Melville, NY 11747
CONTINUING GUARANTY OF INDEBTEDNESS
TO:	Biaon Commercial Leasing Corn.
RE:	Spirits Management, Inc.	("Customer")

     GUARANTY; "INDEBTEDNESS." We will bebenefited by the success of Customer and to induce you to provide leasing andior financial seivices to Customer we jointly and severally unconditionally guarantee and promise to pay you in Iawflrlmoney of the.Unitcd States and toperforzn any and all Indebtedness of Customer to you. The word "hidcbtedness is used in Its moat comprehensive sense antI includes all obligations and liabilities of Customer under leases, equipment finance agreements or otherwise, whether Customer may be liable with others and whether recovery upon such Indebtedness maybe barred orotherwise wienforceable for any reason, inchiding lapse of the statute of limitations or the bankruptcy of Customer.

     (1) CONTINUING GUARANTY. This is a continuing guaranty covering present and fiflure Indebtedness, except Indebtedness created afteractual receipt byyou of written notice of this Guaranty's revocation as to firture Indebtedness. Extensions or other revisions of current Indebtedness and additional Indebtedness created pursuant to previously executed commitments shall not be considered new Indebtedness. Any such notice must be sent to you by registered mail with U.S. Mail postage prepald, addressed to you at 1450 Treat Boulevard, Walnut Creek, CA 94596. A notice from only one of us will not a~ct any other guarantor's liability. (2) JOINT AND SEVERAL; SEPARATE ACTIONS; WAiVER OF STATUTE OF LIMITATIONS; REINSTATEMENT OF LIABILITY. Our obligations hereunder are joint and several and independent of the obligations of Customer. A separate action or actions may be brought and prosecuted against us, without proceeding against Customer. We waive any statute oflimitatiousaffecting our liabilityhercunder. Our liability shall be reinstat5d a~ to any payment on the Indebtedness required to be returned by you.

     (3) AUTHORIZATIONS. We authorize you, without notice or demand and without afihcting our liability hereunder, from time to time to (a) amend, compromise or otherwise change or waive any of the terms of the Indebtedness (b)lake security for this Guaranty or the Indebtedness and exchange, enforce, waive, release, subordinate, thu to perfect, sell or otherwise dispose of and consent to the owner's lease or other disposition ofany such security; (c) consent to Customer's assignment of any lease which is part of the Indebtedness or Customer's sublease of any related property; (d) release, add or substitute parties liable far the Indebtedness; and (e) apply payments received on the Indebtedness as you may choose. You may without notice assign this Guaranty in whole orinpart. We may not assignour obligations hereunder.

     (4) OUR WARRANTIES. We warrant that (a) this Guaranty is executed at Customer's request; (b)we will not, without yourprior written consent, dispose of a substantial part of our assets; and (c) we have adequate means of obtaining Information pertaining to Customer's financial condition and business activities and have obtained such information relative to Customer as we deemed appropriate in order to assess our risks in connection herewith. We agree to keep adequately infonned of any matters which might a~ct our risks hereunder. You have no obligation to disclose information you obtain regarding Customer to us.

     (5) OUR WAIVERS. We waive any right to require you to (a) proceed against any other person to enforce the Indebtedness; (b)pxoceed against or exhaust any leased property or collateral relative to the Indebtedness; (c) give us any notice with respect to leased or other property repossessed from Customer; (d) pursue any other remedy in your power or (e)give any notices in connection with the Indebtedness or this Guaranty including as to additional ormodifiCd Indebtedness.

     We waive any defense to liability arising from (a) any defense of any other person, (b) the cessation, other than by payment and performance In faIL of the Indebtedness or Customer's liability therefor; (c) the use of any property leased or thinced In connection with the Indebtedness for purposes other than those understood by us; (d) any act or omission by you which directly or indirectly discharges Customer on any Indebtedness or which increases the probability or amount of our liability hereunder; (a) your feilure to enforce or delay in enforcing your rights as to the Indebtedness; (I) an impainnent of any security for the Indebtedness or any guaranty thereot~ or (g) any other rights, privileges, defenses orprotections available to us by reason of Sections 2787 to 2855, inclusive, of the California Civil Code. Until all Indebtedness ispald, we shall have no subrogation rights against Customer or right of reimbursement against Customer because of the performance of this Guaranty. Our waivers include our waiver of any rights and defenses which we may have because any Indebtedness is secured by real property. This means, among other things that (a) you may collect from us without first foreclosing on any real orpersonal property security pledged by Customer for any Indebtedness and (b) if you foreclose on any real property security pledged by Customer for any Indebtedness: (i) the amount of the Indebtedness maybe reduced only by the price for which that security is sold at the foreclosure sale, even if the security is worth more than the sale price, and (11) you may collect from us even if you, by foreclosing on the real property security, have destroyed any right we may have to collect fiom Customer. This is an unconditional waiver, as are all other waivers in this Guaranty, which relate to any rights and defenses we may have because Indebtedness is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Sections 580a, S80b~ 5804 or 726 of the Code ofCivil ProcedUre. Further in this respect, we waive all tights and defenses arising out of an election of remedies by you, even though that election of remedies, such as a nosdudicial foreclosure with respect to real property security for any Indebtedness, has destroyed our rights of subrogation and reimbursement against Customerby the operation ofSection580dofthe Code of Civil Procedure or otherwise. EACH OF THE WAIVERS SEF FORTH ABOVE ARE MADE WITH OUR PULL KNOWLEDGE OF THEIR SIGNIFICANCE AND CONSEQUENCES, INCLUDING THAT WiTHOUT THESE WAIVERS WE MIGHT BE ABLE TO AVOID FURTHER LIABIlITY UNDER THIS GUARANTY UPON THE OCCURRENCE OF AN EVENT TO WHICH A

WAIVER RELATES, AND WE BElIEVE THAT UNDER THE CIRCUMSTANCES THE WAIVERS ARE REASONABLE AND NOT CONTRARY TO PUBlIC POlICY OR LAW. Waivers determined to be cannery to any applicable law orpublic policy shall be eflbctlve to the extent pcuuittódby law.

     (6) SUBORDINATION OF CUSTOMER'S OBLIGATIONS TO US. Anyindebtedness of Customer to us and any distribution rights on account of an equity interest we have in Customer are hereby subordinated to the IndebtedneSsand assigned to you as security for this Guaranty and the Indebtedness. Upon request we shall collect such amounts as tmstees for you and provide the amounts to you for application to the Indebtedness. We will mark any notes or other documents evidencing such indebtedness of Customer or equity rights witha legend that such documents are subject to this Guaranty and, if you so request, will deliver such documents to you together with such notations or Instruments of assignment as you may request We will provide you such other documents and take such other action as you request to enforce your rights hereunder.

     (7) WAIVER OF AUTHENTICATION OF VALIDITY OF ACTS. If Customer is an organization, it is not necessary for you to inquire into the power of Customer or the agents purporting to act in Customer's behag and any Indebtedness made or created in reliance upon the professed exercise of such power shall be guaranteed hereunder.

(8)	ENFORCEMENT COSTS. We will pay your reasonable attorneys' fees and all other costs and expenses which you Incur In the enforcement of this Guaranty.

(9)	APPLICATION OF SINGULAR AND PLURAL IN CONTEXT AND CONSTRUCTION. If there is only one of us, then all words used herein in the plural shall be deemed to have been used in the singular where the context so requires; and where there is more than one Customer, the wont "Customer" shall mean all and any one or more of them as the con~requims

     (10) ENTIRE AGREEMENT; ASSURANCES. This Guaranty represents our entire agreement relative to the guaranty of the Indebtedness and may not be modified except in a writing signed byyou and us. We willpeiform such acts and deliver such documents and information as you may request to carry out the purposes of this Guaranty. (II) CALIFORNIA LAWS APPLICABLE; JURY WAIVER. This Guaranty Is governed by andconstrued in accordance with the laws of the State of California. WE WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION RELATED HERETO.

Guarantors Name: Barry Br~c~4cjn	IN WiTNESS WHEREOF, we have Guarantors executed this Guaranty Nanie as of

By:	C~ T~W~L(L()
(Please write or type address below):	(Please write or type address below):
14 Seacrest Drive
Lloyd Neck, NY 11743

By:
Title

Bison Commercial Leasing Corp.
Bison Commercial Leasing Corp. 560. Broadhollow Road -Suite 201 Melville, NY 11747 NOTICE OF ASSIGNMENT AND ACKNOWLEDGMENT OF NOTICE
Date: ___________________

TO:

     You and we have entered into a certain equipment lease agreement (the ("Agreement") dated as of ,20 under which you intendto lease or finance or have leased or financed certain property (the "Equipment") more fully described in the Agreement.

     You are hereby notified that we will assign either all our right, title and interest in and to the remaining scheduled payments and certain other amounts due under the Agreement or all our right, title and interest in, and all our rights, duties and obligations under, the Agreement, including those rights to payments, to Bank of the West ("Bank"). Pursuant to the assignment paragraph of the Agreement, you are hereby directed to pay any and all scheduled payments, late charges and any other amounts now or hereafter due under the Agreement with respect to which Bank renders an invoice to Bank at the address set out immediately below or to such other party or at such other place as directed in said invoice:
BANK OF THE WEST P.O. Box 4002 Concord, CA 94524-4002

     By your execution of this Notice of Assignment and Acknowledgment of Notice below, you acknowledge receipt of notice of such assignment and further acknowledge:

1. That you will pay all scheduled payments and other amounts due under the Agreement for which

Bank shall render an invoice as directed in the invoice without any set-off or deduction whatsoever, notwithstanding any defect in, damage to or requisition of any of the Equipment or any other similar or dissimilar event, it being understood that your obligation to make such payments is absolute, unconditional and irrevocable;

     2. Without limiting the generality of paragraph 1, that Bank's right to such amounts is not subject to any defense, set-off counterclaim or recoupment arising out of any claim you may now or hereafter have against us or any other party, including, where the Agreement is a lease and we have retained the residual position, any claim you may have against us resulting from our rejection of the Agreement in a bankruptcy proceeding involving us or our interference with your quiet enjoyment of the Equipment for any reason, it being understood that you retain the right to assert any such claim in a separate action against us or the other appropriate party

     3. That Bank has not made and shall not by virtue of said assignment make any warranties whatsoever as to the Agreement or the Equipment, assumed any liability as to any warranties we or any other

By:
Title

Bison Commercial Leasing Corp.

pthy may have made with respect thereto or assumed any of our duties to you under or related to the Agreement except that if the Agreement.has not previously been consummated, Bank has assumed our conditional funding obligation as set forth in the Agreement

4. That you will not enter into any amendment of or receive any waiver or accommodation as to the

Agreement, without the prior written consent of Bank, it being understood that any such amendment, waiver or accommodation will be void without such consent; and

     5. That you understand that Bank will rely upon your agreements herein in consummating the proposed assignment.

You also warrant:

     1. That no event of default or event which with the giving of notice or lapse of time or both would constitute an event of default under the Agreement has occu±red and is continuing;

     2. That you have not suffered a material adverse change in your financial condition since approval of the subject leasing transaction;

     3. That you are not subject to or threatened with any court or administrative proceeding which if. determined adversely would have a material adverse effect on your business operations; and

     4. That if the Agreement has previously been consummated, all rental payments under the Agreement are each due as follows:

All payments of $1,052.73 (j~lus any applicable tax) payable on the

day of each	commencing	. 20_ followed by

payment(s) of$	(plus any applicable tax).

Very truly yours,
Bison Commercial Leasing Corp.
By.
Title
Acknowledged and agreed to this
dayof
Sj,irits Management. Inc.

By:Q) ~O~I~LO() Barry M. rookstein
Title

1

Bison Commercial Leasing Corp.

Revised 11/1/02

Bison Commercial Leasing Corp.
To:
(To be completed and signed by customer)
(Complete agent's name, address and phone number)

We have entered into a lease/equipment financing agreement with Bank of the West ('~Bank") und~r which the Bank will lease/finance the property described in the attached copy of the top portion of the agreement.

In accordance with our obligations please provide Bank of the West, Equipment Leasing Department, P.O. Box 8182, Walnut Creek, CA 94596 with evidence of insurance including:

Date:
a.	An endorsement showing primary all risk or its equivalent coverage for the equipment (the Bank must be named as Loss Payee) for not less than the aggregate Equipment

Cost/Advance shown on the agreement (for vehicles comprehensive and collision coverage with deductibles of not more than $1,000).

Spirits	Management,
Inc.

PRINT	GAL N OF	SSEEIDEBTOR ABOVE
-4
~

Title

b.	An endorsement showing combined public liability and property ckn'Rge insurance with a single limit of not less than $500,000 per occurrence, or such other amount as the Bank may require on notice to Lessee, the Bank must be named as Additional Insured.

c.	A standard 10-days notice of cancellation or revision in our coverage in favor of the Bank

d.	An endorsement providing the Bank full breach of warranty protection, if applicable.

Revised 11/1/02

INSURANCE AUTHO1UZATION

By:

By:

INSURANCE AUTHO1UZATION
Bison Commercial Leasing Corp. 560 Broadhollow Road - Suite 201 Melville. NY 11747 Addendum to Equipment Lease Agreement # ___________
PURCHASE OPTION

     This addendum, when signed by Lessor and Lessee, shall become part of the above-referenced lease (the "Lease"). Capitalized terms not defined herein shall have the meanings set forth in the Lease.

     Lessor hereby gives Lessee an option, which option shall not be assignable, to purchase, AS-IS-WHERE-IS, Lessor's interest in all, but not less than all, of the Equipment leased Or otherwise included under the Lease at the expiration of the term thereof for the Residual Value of the Equipment As contemplated under the Lease, the term Equipment includes any software as to which Lessor has advanced funds pursuant to the Lease, whether Lessor purchased the software or advanced the purchase price on Lessee's behalfor for Lessee's license of the software. As indicated above, Lessor's transfer is without warranty. Accordingly, by exercising this option Lessee will be obligated to pay Lessor the Residual Value percentage of the amount Lessor advanced-with respectlo any relevant software even though Lessor will not nec ssarily be transferring anything to Lessee and even though any license Lessee or Lessor has for such software may have expired.

     Lessee's right to exercise said option is conditioned upon (a) Lessee having performed all of the terms and conditions of the Lease, and of all other agreements between Lessee and Lessor, at the time and in the manner required therein; (b) Lessor having received written notice of Lessee's election to exercise said option at Lessor's address specified in the Lease not more than sixty (60) days nor less than thirty (30) days prior to the expiration of the Lease; and (c) Lessee's payment to Lessor of said purchase option price with respect to the Equipment at the time the notice in (1,) above is given, together with all taxes on or measured by such purchase price. Notwithstanding any language to the contrary in the Lease, in the event of Lessee's failure to exercise the option granted Lessee here in above, Lessee will purchase AS-IS-WHERE-IS Lessor's interest in the Equipment at the expiration of the term of the Lease for said Residual Value of such Equipment

In such case, Lessee will pay Lessor the purchase price together with all taxes on or measured by such purchase price, upon the expiration of the Lease.

Lessor:	Lessee:

Bison Commercial Leasing Coip.	'4	Spirits Management, Inc.	ABOVE

By:			President
Title
Title

By:

4
.ACO~ CERTIFICATE OF LIABILITY INSURANCE				SP?~2~ DATE~M!DD!YYY~

'		THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION
B&G Group, Inc.		ONLY AND	CONFERS NO RIGHTS UPON THE CERTIFICATE
		HOLDER.	THIS CERTIFICATE DOES NOT AMEND, EXTEND OR
& G1icJ~tan, Inc.		ALTER THE COVERAGE AFFORDED		BY THE POLICIES BELOW.
E. Ames Court Plainview NY 11803
Phone:	516-576-0400 Fax:516-576-1177

		INSURERS AFFORDING COVERAGE		NAIC#

	Spirits Management Inc.	INSURER A:	USF&G	357
750 New York Ave.
Huntington NY 11743

INSURER B:

INSURERC: INSURERD: -- -_ ________ INSURER E:
COVERAGES

     POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING REQUIREMENT. TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR

PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS. EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

IDDI		POLICY NUMBER	POUCY EFFECTIVE POUCY EXPIRATION		o
NSRI	TYPE OF INSURANCE		DATE (MM!D~~y)_ J		LIMITS
-

	GENERAL	UABILITY BK01518757	10/04/03	10/04/04	EACH OCCURRENCE	$ 1 , 000 ,000
i1COMMERCIALGENERALLIABILITY

IjIOCCUR

					~~~t~nce)	$300,000

					MEDEXP(Anyoneperson)	$10,000

					PERSONAL & ADV INJURY	$ Excluded

					GENERAL AGGREGATE	$2,000,000

GENL AGGREGATE LIMIT APPLIES
PER:

-	POLICY [1 ~ [~~1 LOC

					PRODUCTS- COMP/OP AGG	$ 2 ,000,000

COMBINED SINGLE LIMIT (Ea
	AUTOMOBILE LIABILITY				accident)
ANY AUTO- ALL OWNED AUTOS-
SCHEDULED AUTOS- HIRED AUTOS-
NON-OWNED AUTOS

BODILY INJURY (Per person)

BODILY INJURY (Per
accident)

PROPERTY DAMAGE (Per
accident)

	GARAGE LIABIUTY				AUTO ONLY - EA ACCIDENT	$

-~ ANY AUTO
~

					OTHER THAN	EAACS
					AUTO ONLY:	A

$

	EXCESSIUMBRELLA LIABILITY				EACH OCCURRENCE	S
OCCUR
CLAIMS MADE
DEDUCTIBLE
RETENTION $
-

					AGGREGATE	S

S

						$	-

$

WORKERS COMPENSATION AND				:	IWC STATU- 0TH-TORY
	EMPLOYERS' LIABILITY				LIMITS I ER

ANY PROPRIETOR/PARTNER/EXECUTIVE
OFFICER/MEMBER EXCLUDED?

yes, describe under
SPECIAL PROVISIONS below

					E.L. EACH ACCIDENT	$

					EL. DISEASE - EA EMPLOYEE	S

					EL. DISEASE - POLICY LIMIT	S

	OTHER		10/04/03	10/04/04
		BK01518757			Contents 457,334Ded	500

Special Form

OF OPERATIONS! LOCATIONS / VEHICLES / EXCLUSIONS ADDED BY ENDORSEMENT! SPECIAL PROVISIONS

Certificate Holder is listed as Loss Payee as respects leased equipment Subject to policy terms, conditions &

Rcviscd 11101/02

4
exclusions.

CERTIFICATE HOLDER		CANCELLATION

	BANKWAL	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE
EXPIRATION
DATE THEREOF, THE ISSUING INSURER WILL ENDEAVOR TO MAIL 10 DAYS WRITTEN
BANK OF THE WEST		NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO DO SO SHALL
ITS SUCCESSORS &/OR ASSIGNS
201 N CIVIC DRIVE SUITE 360		IMPOSE NO OBLIGATION ORJJABILITY OF ANY KIND UPON THE INSURER, ITS AGENTS OR
WALNUT CREEK CA 94596

REPRESENTATiVES.
AUTHORIZED REPRESENT ~
D_~._(~_(~PC'~I_12_ItJC

ACORD 25 (2001/08)
~ACOR~CORPORATION 1988